SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2007
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Whole Foods Market, Inc.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-19797 (Commission File Number)	74-1989366 (IRS Employer Identification Number)

550 Bowie Street
Austin, Texas 78703
(Address of principal executive offices)

Registrant's telephone number, including area code: (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01.  Other Events

On August 23, 2007, we issued a press release regarding the denial by the U.S. Court of Appeals for the District of Columbia of the requests by the FTC for a stay pending appeal relating to our proposed acquisition of Wild Oats Markets, Inc. and the dissolution of the court’s August 20, 2007 administrative injunction A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1-- Press release, dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date: August 24, 2007	By:	/s/ Glenda Chamberlain
Glenda Chamberlain
Executive Vice President and Chief Financial Officer